UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

September 27, 2010
(September 21, 2010)

Date of Report
 (Date of earliest event reported)

True North Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-129919	20-3345780
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

4999 France Avenue South, Suite 248, Minneapolis, Minnesota 55410

(Address of Principal Executive Offices)           (ZIP Code)

Registrant’s telephone number, including area code: (952) 358-6120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

On September 21, 2010, the SEC filed a Complaint against the Company in the federal district court for the District of Minnesota as court file no. 10-CV-3995 (DWF/JJK).  As anticipated, and as previously disclosed, the Complaint alleges that the Company violated Section 17(a) of the Securities Act of 1933 (“Securities Act”) and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 (“Exchange Act”) an Rules 10b-5, 12b-20, 13a-1, and 13a-13 thereunder.  The Complaint was filed in connection with alleged violations of federal securities laws stemming from the accrual of income on heretofore written-off real estate loans.  The Complaint also includes several former and current officers of the Company.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH FINANCE CORPORATION

September 27, 2010	By:	/s/
TODD A. DUCKSON
President of the Company